UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SPIRIT REALTY CAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of

To Be Held On:

Thursday, May 28, 2015 at 10:00 a.m. Central Standard Time

at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 7, 2015.

Please visit http://www.astproxyportal.com/ast/18368, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report to Stockholders

TO OBTAIN	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

PROXY MATERIALS:	E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m Eastern Time the day before the meeting date.

MAIL: You may request a card by following the instructions above.

1.  To elect the nine nominees for director in the proxy statement, each to serve for a one year term and until their respective successors are duly elected and qualified:

     NOMINEES:

    Kevin M. Charlton

    Todd A. Dunn

    David J. Gilbert

    Richard I. Gilchrist

    Diane M. Morefield

    Thomas H. Nolan, Jr.

    Sheli Z. Rosenberg

    Thomas D. Senkbeil

    Nicholas P. Shepherd

Please note that you cannot use this notice to vote by mail.

2.  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

3.  To approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement.

4.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.